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                      EXHIBIT C- FORM OF STOCK CERTIFICATE

                              [GARTNER GROUP LOGO]
                               GARTNER GROUP, INC.

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
Number FBU-                              COMMON STOCK, CLASS B                               __________ Shares

This certificate is transferable      INCORPORATED UNDER THE LAWS          See reverse for certain definitions
In Boston, MA or New York, NY          OF THE STATE OF DELAWARE              and a statement as to the rights,
                                                                                   preferences, privileges and
                                                                                        restrictions of shares
                                                                                            CUSIP  366651 20 6
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THIS CERTIFIES THAT ________________________________________ is the owner of
____________________ fully paid and non-assessable shares of the common stock,
Class B, par value $0.0005 per share, of Gartner Group, Inc. transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and
Registrar.

                              CERTIFICATE OF STOCK

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


Dated:
      --------------------------


--------------------------------     Countersigned and registered:
Secretary                            BankBoston, N.A.
                                                  Transfer Agent and Registrar

                                     By:
--------------------------------         --------------------------------
            President                      Authorized Signature


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                                    [REVERSE]

                               GARTNER GROUP, INC.

       A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of determination, the number of shares constituting each class and series, and the designations thereof, may be obtained by the holder hereof upon request and without charge at the principal office of the Corporation.

       The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

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
    TEN COM - as tenants in common              UNIF GIFT MIN ACT   ___________Custodian______________
    TEN ENT - as tenants by the entireties                            (Cust)               (Minor)
    JT TEN  - as joint tenants with right of                          under Uniform Gifts to Minors
              survivorship and not as tenants                         Act __________________________
              in common                                                           (State)
                                                UNIF TRF MIN ACT -  _________Custodian (until age ___)
                                                                      (Cust)
                                                                    ________under Uniform Transfers
                                                                    to Minors Act _________________
                                                                                      (State)
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     Additional abbreviations may also be used though not in the above list.

       For Value Received, _______________ hereby sell, assign and transfer unto ____________________ (please insert social security or other identifying number of assignee),___________________________________________________________ (please print or typewrite name and address, including zip code, of assignee), ____________________ shares of the common stock represented by the within certificate, and do hereby irrevocably constitute and appoint attorney to transfer the said stock on the books of the within named corporation with full power of substitution in the premises.

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
Dated
      -----------             -------------------------------------------------
                                Notice:    The signature to this assignment must
                                           correspond with the name as written upon
                                           the face of the certificate in every particular,
                                           without alteration or enlargement or any
                                           change whatever.
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Signature(s) Guaranteed By

The signature(s) should be guaranteed by an eligible guarantor institution, (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program), pursuant to S.E.C. Rule 17Ad-15.


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